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                                                           OMB APPROVAL
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                                                   OMB NUMBER:        3235-0056
                                                   EXPIRES:    JANUARY 31, 2002
                                                   ESTIMATED AVERAGE BURDEN
                                                   HOURS PER RESPONSE ........7
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 FirePond, Inc.
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             (Exact name of registrant as specified in its charter)


                Delaware                                 41-1462409
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


890 Winter Street, Waltham, Massachusetts                           02451
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(Address of principal executive offices)                         (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
   333-90911     (if applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                     Name of each exchange on which
     to be so registered                       each class is be registered


Not Applicable                            Not Applicable
-------------------------------------     --------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.01 Par Value Per Share
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                                (Title of class)



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                 INFORMATION REQUIRED IN REGISTERATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRATION'S SECURITIES TO BE REGISTERED.

       A description of the Common Stock of the Registrant is set forth in the information provided under "Description of Capital Stock" in the Prospectus part of the Registration Statement on Form S-1, filed under the Securities Act of 1933 with the Securities and Exchange Commission, File No. 333-90911, as amended (the "Registration Statement"), which information is incorporated herein by reference.

ITEM 2.  EXHIBITS.

       (1) Specimen of the Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement).

       (2)   (a)   Amended and Restated Certificate of Incorporation of the
                   Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

             (b) Form of Second Amended and Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).

             (c) Form of Third Amended and Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 3.3 to the Registration Statement).

             (d) By-laws of the Registrant (incorporated by reference to Exhibit 3.4 to the Registration Statement).

             (e) Form of First Amended and Restated By-laws of Registrant (incorporated by reference to Exhibit 3.5 to the Registration Statement).



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                                   SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   FIREPOND, INC.
                                     (Registrant)



                                      /s/ Thomas F. Carretta
                                   By:___________________________________
                                      Thomas F. Carretta
                                      Secretary and General Counsel

Dated:  January 31, 2000